United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

November 14, 2016
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor
New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2016, Overseas Shipholding Group, Inc. (the “Company”) entered into amendments to its existing employment agreements (the “Employment Agreements” and each, an “Employment Agreement”) with Ian T. Blackley, President and Chief Executive Officer of the Company; Rick F. Oricchio, Senior Vice President and Chief Financial Officer of the Company; James D. Small, Senior Vice President, Secretary and General Counsel of the Company; and Lois K. Zabrocky, Senior Vice President of the Company and President of the International Flag SBU (collectively, the “Amendments”).

The Amendments for Ms. Zabrocky and Mr. Small, which take effect upon the contemplated spin-off from the Company of its International Seaways, Inc. (“INSW”) subsidiary and the Company’s assignment to INSW of the Employment Agreements, revise their titles to President and Chief Executive Officer, and Chief Administrative Officer, Senior Vice President, Secretary and General Counsel, respectively, of INSW. Furthermore, in the case of Ms. Zabrocky, the Amendment provides for certain reimbursements relating to health and welfare benefits to ensure such benefits cost the same to her as to similarly situated employees in the transition period immediately following the spin-off.

The Amendments for Mr. Blackley and Mr. Oricchio provide for continued employment at the Company following the INSW spin-off until December 29, 2016, at which time each of Mr. Blackley and Mr. Oricchio will cease to be employed by the Company and will become entitled to the separation benefits provided pursuant to their respective Employment Agreements. In addition, Mr. Oricchio will be deemed to have earned his annual bonus for fiscal year 2016 as of his termination of employment, which annual bonus will be paid on the same date that such bonuses are paid to executives who remain employed with the Company.

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement dated November 7, 2016
10.2	Amendment to Employment Agreement dated November 7, 2016
10.3	Amendment to Employment Agreement dated November 7, 2016
10.4	Amendment to Employment Agreement dated November 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: November 14, 2016	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement dated November 7, 2016
10.2	Amendment to Employment Agreement dated November 7, 2016
10.3	Amendment to Employment Agreement dated November 7, 2016
10.4	Amendment to Employment Agreement dated November 7, 2016